UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 23, 2024

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Liberty SiriusXM Common Stock	LSXMA	The Nasdaq Stock Market LLC
Series B Liberty SiriusXM Common Stock	LSXMB	The Nasdaq Stock Market LLC
Series C Liberty SiriusXM Common Stock	LSXMK	The Nasdaq Stock Market LLC
Series A Liberty Formula One Common Stock	FWONA	The Nasdaq Stock Market LLC
Series C Liberty Formula One Common Stock	FWONK	The Nasdaq Stock Market LLC
Series A Liberty Live Common Stock	LLYVA	The Nasdaq Stock Market LLC
Series C Liberty Live Common Stock	LLYVK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Item 8.01. Other Events.

On August 23, 2024, Liberty Media Corporation, a Delaware corporation (“Liberty Media”), issued a press release announcing that, assuming the requisite conditions to the previously announced redemptive split-off (the “Split-Off”) of Liberty Sirius XM Holdings Inc., a newly formed and wholly owned subsidiary of Liberty Media (“SplitCo”) are satisfied or waived, as applicable, Liberty Media expects that Liberty Media’s shares of Series A Liberty SiriusXM common stock (“LSXMA”), Series B Liberty SiriusXM common stock (“LSXMB”) and Series C Liberty SiriusXM common stock (“LSXMK”, and collectively with LSXMA and LSXMB, the “Liberty SiriusXM Common Stock”) will cease trading on The Nasdaq Stock Market LLC (“Nasdaq”) following market close on September 9, 2024.

Liberty Media has notified Nasdaq of its intention to voluntarily delist from the Nasdaq Global Select Market and deregister the shares of Liberty SiriusXM Common Stock and its intention to request that Nasdaq file appropriate forms with the Securities and Exchange Commission (“SEC”) on or about September 9, 2024. Concurrently with the delisting of the shares of Liberty SiriusXM Common Stock, Liberty Media expects that the shares of common stock of SplitCo will begin trading on Nasdaq under the ticker symbol “SIRI” as of September 10, 2024.

Item 5.07. Submission of Matters to Vote of Security Holders.

At Liberty Media’s special meeting of the holders of LSXMA and LSXMB held on August 23, 2024 (the “Special Meeting”), the following proposals were considered and acted upon by the holders of LSXMA and LSXMB: (1) a proposal (the “Split-Off Proposal”) to approve the redemption by Liberty Media of each outstanding share of LSXMA, LSXMB and LSXMK in exchange for a number of shares of common stock of SplitCo, equal to the Exchange Ratio (as defined in that certain Reorganization Agreement, dated as of December 11, 2023, by and among Liberty Media, SplitCo and Sirius XM Holdings Inc., a Delaware corporation (“Sirius XM”), as amended by that certain First Amendment to the Reorganization Agreement, dated as of June 16, 2024, by and among Liberty Media, SplitCo and Sirius XM (collectively and as amended from time to time, the “Reorganization Agreement”)); and (2) a proposal (the “Adjournment Proposal”) to approve the adjournment of the Special Meeting by Liberty Media from time to time to solicit additional proxies in favor of the Split-Off Proposal if there are insufficient votes at the time of such adjournment to approve the Split-Off Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate. The number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each proposal, are set forth below. Holders of record as of 5:00 p.m., New York City time, on July 17, 2024, the Special Meeting record date, of LSXMA and LSXMB were entitled vote on the proposals as set forth below.

1.	The Split-Off Proposal

Entitled to Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
LSXMA, LSXMB	171,379,993	69,013	244,603	-

Accordingly, the Split-Off Proposal was finally approved.

2.	The Adjournment Proposal

Entitled to Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
LSXMA, LSXMB	170,220,453	1,216,862	256,294	-

Accordingly, the Adjournment Proposal was finally approved, but the meeting was not adjourned prior to the votes on the Split-Off Proposal.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including certain statements relating to the Split-Off and merger of a wholly owned subsidiary of SplitCo with and into Sirius XM (the “Merger” and, together with the Split-Off, the “Transactions”) and their proposed timing and other matters related to the Transactions. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements generally can be identified by phrases such as “possible,” “potential,” “intends” or “expects” or other words or phrases of similar import or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. These forward-looking statements involve many risks and uncertainties that could cause actual results and the timing of events to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the Transactions. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and Liberty Media expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Media’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty Media, including its definitive proxy statement materials for the Special Meeting and its most recent Forms 10-K and 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports Liberty Media subsequently files with the SEC, for additional information about Liberty Media and about the risks and uncertainties related to Liberty Media’s business which may affect the statements made in this Current Report on Form 8-K.

Additional Information

Nothing in this Current Report on Form 8-K shall constitute a solicitation to buy or an offer to sell shares of common stock of Liberty Media, Sirius XM or SplitCo. The proposed offer and issuance of shares of SplitCo common stock in the Transactions will be made only pursuant to SplitCo’s effective registration statement on Form S-4, which includes a prospectus of SplitCo. Liberty Media and Sirius XM stockholders and other investors are urged to read the registration statement, Liberty Media’s definitive proxy statement materials for the Special Meeting and Sirius XM’s information statement, together with all relevant SEC filings regarding the Transactions, and any other relevant documents filed as exhibits therewith, as well as any amendments or supplements to those documents, because they contain important information about the Transactions. The prospectus/proxy statement/information statement and other relevant materials for the proposed Transactions have previously been provided to all LSXMA, LSXMB and Sirius XM stockholders. Copies of these SEC filings are available, free of charge, at the SEC's website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein are available, without charge, by directing a request to Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (877) 772-1518 or Sirius XM Holdings Inc., 1221 Avenue of the Americas, 35th Floor, New York, New York 10021, Attention: Investor Relations, (212) 584-5100.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2024

LIBERTY MEDIA CORPORATION

By:	/s/ Katherine C. Jewell
Name: Katherine C. Jewell
Title: Vice President and Assistant Secretary